Exhibit 99.1

Strategic Plan June 27, 2008

This release contains forward-looking statements regarding the company's expectations concerning its future operations, earnings and prospects. On the date the forward-looking statements are made, the statements represent the company's expectations, but the company's expectations concerning its future operations, earnings and prospects may change. The company's expectations involve risks and uncertainties (both favorable and unfavorable) and are based on many assumptions that the company believes to be reasonable, but such assumptions may ultimately prove to be inaccurate or incomplete, in whole or in part. Accordingly, there can be no assurances that the company's expectations and the forward-looking statements will be correct. Important factors that could cause actual results to differ (favorably or unfavorably) from the expectations stated in this release include, among others, changes in the pricing environment for the company's products; changes in U.S. demand for malt beverage products, including changes in U.S. demand for other alcohol beverages; changes in consumer preference for the company's malt beverage products; changes in the distribution for the company's malt beverage products; changes in the cost of marketing the company's malt beverage products; regulatory or legislative changes, including changes in beer excise taxes at either the federal or state level and changes in income taxes; changes in the litigation to which the company is a party; changes in raw materials prices; changes in packaging materials costs; changes in energy costs; changes in the financial condition of the company's suppliers; changes in interest rates; changes in foreign currency exchange rates; unusual weather conditions that could impact beer consumption in the U.S.; changes in attendance and consumer spending patterns for the company's theme park operations; changes in demand for aluminum beverage containers; changes in the company's international beer business or in the beer business of the company's international equity partners; changes in the economies of the countries in which the company, its international beer business or its international equity partners operate; future acquisitions or divestitures by the company, including effects on its credit rating; changes resulting from transactions among the company's global or domestic competitors; and the effect of stock market conditions on the company's share repurchase program. Anheuser-Busch disclaims any obligation to update or revise any of these forward- looking statements. Additional risk factors concerning the company can be found in the company's most recent Form 10-K. Forward Looking Statements

August A. Busch IV President and Chief Executive Officer

Board of Directors' Review Found InBev's proposal too low compared to other applicable transactions and value created by Anheuser-Busch strategic plan Thoroughly reviewed numerous analyses from our independent advisors as well as management Assessed a wide range of potential strategic alternatives

An Exceptional Board of Directors Comprised of America's top business leaders Includes accomplished and independent leaders from outside traditional business

InBev's Proposal Inadequate Iconic brands Budweiser, one of the world's most valuable consumer brands Bud Light, the world's largest selling beer

InBev's Proposal Inadequate Creative marketing and innovation

InBev's Proposal Inadequate Nearly 50% share in U.S., the world's most profitable beer market Portfolio of leading brands across all segments Highly focused, world class distribution system

InBev's Proposal Inadequate Equity investments in leading international partners 50% position in Grupo Modelo Participate in growth of Mexican beer market and the U.S. import beer market Corona Extra an iconic brand

27% Ownership InBev's Proposal Inadequate Equity investments in leading international partners Very successful investment and partnership with Tsingtao Tsingtao brand is the leading premium brand in China

Wholly owned 27% Ownership InBev's Proposal Inadequate China business delivers good profits and strong growth Efforts to expand Budweiser to more than 100 markets Budweiser leads the super- premium category in China

InBev's Proposal Inadequate Budweiser enjoyed in more than 80 countries around the world

Business Built on Brands Investment and partnerships provide the environment for enhanced brand growth globally Innovation aids top-line growth in U.S.

Renewed Cost Discipline Anheuser-Busch has effectively managed cost relative to U.S. competitors Recent high commodity costs have made this more difficult and more important

Blue Ocean - Expanded & Accelerated New goal: Over $1 Billion in savings Majority occurring in 2008 and 2009 Actions to date Revised employee incentive programs to more closely tie bonuses to operating performance Enacted zero overhead growth approach with staff groups

No compromise on product quality Continued investment behind brands and innovation People Continue to value our employees and their contributions Socially and environmentally responsible Build shareholder value Increased focus on driving sustainable long-term growth as well as improved short-term results True to our Core Tenets

Open to any ideas that generate shareholder value

W. Randolph Baker Vice President and Chief Financial Officer

Managing for Long-Term Growth Anheuser-Busch has undertaken a series of initiatives over the past two years to position the company for long-term profit growth

Long-Term Growth Initiatives Broadened U.S. Portfolio: High-end, high growth segments Transformed U.S. Selling System Major consumer segmentation project Increased and focused media spending: Up 15% in 2008

Beginning to See Results 2nd Quarter 2008 to Date Total Sales to Retailers * 0.8% * STRs are selling day adjusted and through June 22, 2008 ** Supermarkets - 4-weeks dated 6/15/08 A-B Produced STRs * 0.6% IRI Volume Share** 8/10ths IRI Dollar Share** 1.2 pts

A-B Innovations are Paying Off Bud Light Lime IRI market share reached 1.3% Average case equivalent price 47% higher than Bud Light LandShark and Bud/Bud Light Chelada represent another 4/10th share Pricing is 70% higher than Bud Light Budweiser American Ale to be introduced in October

Current Industry Environment Pricing continues to be favorable Commodity costs remain challenging Blue Ocean savings exceeding expectations, but so is commodity cost inflation U.S. Beer Company objective to maintain gross margins Achieved in the first quarter But not expected in second quarter

2008E 2009E 2010E Cost of Goods Sold 190 470 660 G&A Personnel 50 300 340 Blue Ocean - Expanded & Accelerated $1 Billion of cumulative, sustainable savings from 2008-2010 75% of savings in first two years

Cost of Goods Sold Initiatives * U.S. Beer Company contributes 90% of total COGS savings Process Benchmarking Process Redesign / Asset Utilization Improved Materials Usage Energy & Environmental Conservation Supply Chain Optimization East 355 109 86 109 59 Supply Chain Improved Materials Usage Energy & Environmental Business Process Redesign Process Benchmarking

Personnel and G&A Initiatives Early retirement program offered in third quarter Targeting 10%-15% with this program and attrition A one-time cost recognized in fourth quarter Zero overhead growth project focused on widespread reduction in non-salary expenditures Process Benchmarking Process Redesign / Asset Utilization Improved Materials Usage Energy & Environmental Conservation Supply Chain Optimization East 148 127 125 80 45 Workforce Rationalization G&A Reduction G&A savings represent 30% of the $1 billion program

Accelerated 2009 Price Increase Plan Continuing commodity cost pressures impacting A-B and most food and beverage companies Unprecedented diesel fuel prices impacting wholesalers 95% of actions in September and October Actions cover 85% of volume 4% revenue per barrel growth, including mix, for 2008 and 2009

Targeting Margin Expansion Expect slight gross margin increase in 2008 Larger gross margin increase expected in 2009 Full year impact of Blue Ocean and 2009 price plan U.S. Beer Company: +100 bps from 2007 to 2009 Operating margin increases 300 bps from 2007 to 2009 Efficiencies from personnel and G&A savings Return to levels achieved in 2003 and 2004 by 2011 and 2012

Though gaining share remains an objective... Our Strategic Plan does not rely on market share growth and assumes level market share

Significant Contribution to Profit Growth A-B International Net Income 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 A_B 126.8 179.8 281.6 309.2 398.9 401.2 485.3 552 633 733.9 $734 $180 $Million 19% CAGR 27% of A-BC Net Income

Grupo Modelo - Largest Contributor 50% stake in leading brewer in Mexico 56% market share in Mexico #1 U.S. Import brand - Corona Extra Enhancing longer-term growth Creation of Crown Imports JV in U.S. Implementation of SAP Restructuring of Extra convenience store chain Building a new brewery in northern Mexico Expect Modelo to be a key contributor to A-B's profit growth next year and beyond

China - The World's Largest and Fastest Growing Beer Market Wholly owned 27% Ownership Budweiser firmly established as leading super premium brand 27% equity stake in Tsingtao - leading premium brewer Harbin - Rapidly growing premium brands and strong position in Northeastern China

China - Investing for Long-Term Growth Expanding Budweiser & Harbin Premium brands 100 cities - nearly 250 million consumers Integrating A-B controlled operations Enhancing wholesaler system Building two breweries to support growth Developing a very strong local management team A-B is profitable in China Rapid growth will have increasing impact on profits

Important International Markets Budweiser - #1 brand in Canada U.K. - Positive impact on international beer profits from restructuring initiatives India - Establishing a business platform - long term potential Purchased remaining 50% from JV Partner

International Beer Profit Growth Expect 3 percentage point contribution to A-B's consolidated EPS growth beyond 2008

Lowered Capital Spending Targets 2007 2008E 2009E 2010E Prior Plan 975 925 New Plan 870 875 725 675 Down $100 million and $200 million vs. prior plans in 2008 and 2009 CAPEX/Net Sales in the 3.5% to 4.0% range 500 bps ROCE improvement from 2007 to 2010

Operating Cash Flow +$350 million Free Cash Flow 2009 versus 2007 Significant Increase in A-B's Operating and Free Cash Flow +$500 million

Future Dividend Growth '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 0.0283 0.0296 0.0342 0.0375 0.0413 0.0471 0.0575 0.0675 0.0783 0.0917 0.11 0.135 0.165 0.2 0.235 0.265 0.3 0.34 0.38 0.42 0.46 0.5 0.54 0.58 0.63 0.69 0.75 0.83 0.93 1.03 1.13 1.25 31 Consecutive years of growth Dividend growth in-line with earnings growth

Increasing Share Repurchase Targets 2007 2008E 2009E New Plan 2.7 3 4 Prior Plan 2 1.8 Subject to potential acquisition and investment opportunities Move to lower-end of 25%-30% CF/TD range by 2009 $2.7 $3.0 $2.0 $4.0 $1.8

Enhanced Financial Performance Projected U.S. Beer Company profit growth averages 8% per year in 5 year plan Significantly exceeding prior 3% to 5% objective Share repurchase, corporate and non-beer subsidiaries well above prior 2 to 3 percentage point contribution to EPS 2008 normalized EPS expected to be $3.13

Updating Key Earnings Drivers Guidance for 2008 Revenue per barrel up 4% Heavily weighted to fourth quarter price increase Cost of Goods Sold per barrel up less than 4% Slight gross margin improvement Consolidated MD&A up less than 4% Operating profit margins increase more than gross margins International Beer operations profits increase over 35% Equity income to decline in the low to mid single digit range versus a normalized 2007

Updating Key Earnings Drivers Guidance for 2008 Entertainment division profits up high single digits Packaging segment profits decline low double digits Net interest expense up $10 to $20 million Capital spending of $875 million Expect very strong EPS growth in the fourth quarter Timing of price increase and year-over-year comparisons EPS for the second and third quarters should increase mid single digits

EPS Annual Targets 2008: $3.13 per share 2009: $3.90 per share (up nearly 25%) Full year of cost reduction program & pricing actions Double digit EPS growth in remaining three years from new $3.90 base

Board of Directors' Decision Yesterday our Board of Directors unanimously determined that InBev's non- binding proposal to acquire Anheuser-Busch for $65 per share materially undervalues our company and its future growth prospects

Board of Directors' Review Financial advisers reviewed the adequacy of InBev's non-binding proposal and emphasized: Anheuser-Busch is truly a unique brewing asset Acquisition of Anheuser-Busch would be unlike any other brewer acquisition Value of iconic brands Substantial market share leadership in the U.S. - by far the most profitable beer market in the world

Inadequate Price Premium InBev's $65 per share proposal represents a 14% premium to A-B's June 10 stock price The day prior to InBev's non-binding proposal 23.6% premium to A-B's May 22 stock price The day before the Financial Times article 28% premium vs. 1 month average before rumor Proposal compares unfavorably to average premium for large global cash deals

Inadequate Valuation Multiple at $65 InBev stated 2007 Trailing East 12 11.51 11.27 Source: InBev June 12, 2008 investor presentation; company filings, A-B projected EBITDA (normalized); Bloomberg. EBITDA multiple is not 12.0X...important because every 0.5 point represents over $3/share Per InBev 2007 Actual 2008E* 2007* 12X 11.5X ~10.5X *Incl. Modelo & Tsingtao

Inadequate Valuation Multiple at $65 Pernod / Absolut P&G / Gillette Mars / Wrigley Nestle / Purina Pepsi / Quaker S&N Heineken / S&N Per InBev 2007 2007* 2008E* East 20.8 19.3 18.4 15.7 15.4 13.9 12.9 12 11.5 10.5 Source: Company filings, Wall Street research, Securities Data Company, InBev June 12, 2008 investor presentation, Bloomberg, A-B projected EBITDA (normalized). *incl. Modelo & Tsingtao A-B Multiples ~10.5 $65 per share would be an excellent deal for InBev shareholders... a transfer of value from A-B to InBev

Board of Directors' Decision The Anheuser-Busch Board of Directors has rejected InBev's proposal but will continue to consider all opportunities to maximize shareholder value for Anheuser-Busch

Summary A-B has undertaken a series of initiatives in the last two years to: Better position the company for long-term growth Starting to see improved results Strategic plan is aggressive but: Driven by actions largely controllable by A-B Realistic assumptions in areas we don't control Projecting substantially improved margins and earnings growth InBev's proposal significantly undervalues the unique assets of Anheuser-Busch and its long-term earnings and cash flow prospects

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Appendix GAAP Reconciliations

GAAP Reconciliation of Diluted EPS 2008 Normalized Earnings Per Share Excluding one-time gains, losses and expenses, including the $300MM to $400MM (equal to 25 to 33 cents in earnings per share) associated with the Enhanced Retirement Program. Equity Income (millions) Diluted Earnings Per Share 2007 Reported $662.4 $2.79 Gain on sale of Spanish theme park -- (0.01) Gain on sale of distribution rights -- (0.02) Modelo restructuring 16.0 0.02 Excluding normalization items $678.4 $2.78